UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WEST BANCORPORATION, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 18, 2009

Dear Fellow Shareholders:

You should have recently received your Notice and Proxy Statement for West Bancorporation, Inc.’s Annual Meeting to be held April 16, 2009.  We believe the proxy card sent to you did not accurately describe how you may vote on Proposals 2 and 3 described in the Proxy Statement.  Accordingly, I am enclosing an amended proxy card for your use.  This card makes it clear that you may vote “FOR” or “AGAINST” or you may abstain from voting for either or both of Proposals 2 and 3.

If you have already voted, please vote again by completing and signing the enclosed proxy card and return it to Illinois Stock Transfer Co. in the enclosed envelope or vote on the Internet as explained on the card.  Either voting method  will revoke your first vote whether you cast it by mail or Internet.  If you have not voted yet, please use the enclosed card or vote on the Internet.  You may also always withdraw a previous proxy by attending the Annual Meeting and voting in person.

The complete Notice of Annual Shareholders Meeting and Proxy Statement may be viewed on our website at www.westbankiowa.com Investor Relations, SEC Filings, Latest Proxy.

I apologize for any inconvenience this request may have caused.

Thank you for your continued interest in the company.  I hope to see you at the Annual Meeting.

Very truly yours,

/s/ Thomas E. Stanberry

Thomas E. Stanberry
Chairman, President and
Chief Executive Officer

Enclosure

West Bancorporation

West Bancorporation, Inc.

Annual Meeting of Shareholders
Thursday, April 16, 2009, at 4:00 p.m.
1601 22nd Street, West Des Moines, IA

You can vote in one of two ways: 1) By Mail or 2) By Internet
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

DETACH PROXY CARD HERE

DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; (2) FOR THE APPROVAL OF EXECUTIVE COMPENSATION IN PROPOSAL 2; (3) FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 3; AND (4) IN THE DISCRETION OF THE NAMED PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTER CONTROL NUMBER ABOVE NAME HERE

Dated ____________________, 2009

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(PLEASE SIGN HERE)

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as administrator, attorney, executor, guardian or trustee, please give full title as such. If signing as an authorized officer of a corporation, please sign full corporate name and indicate office held.

West Bancorporation, Inc.

If you plan to personally attend the 2009 Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.
Return this stub in the enclosed envelope with your completed proxy card.

I plan to attend. ☐

TO VOTE BY MAIL

To vote by mail, complete both sides, sign, and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential, and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.
2. Visit our Internet voting site at **www.illinoisstocktransfer.com**, click on the "Internet Voting" tab and enter your Voter Control Number and the last four digits of your Tax Identification Number that is associated with the account you are voting in the designated fields. Your Voter Control Number is printed on the front of this proxy card.

Please note that all votes cast by Internet must be **completed** and **submitted** prior to Tuesday, April 14, 2009, at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated, and returned the proxy card.

This is a "secured" web page site. Your software and/or Internet Provider must be "enabled" to access this site. Please call your software or Internet Provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

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PLEASE LIST
NAMES OF PERSONS ATTENDING

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WEST BANCORPORATION, INC. WEST DES MOINES, IOWA **PROXY**

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 16, 2009

The undersigned hereby appoints Thomas E. Stanberry and Jack G. Wahlig, or either of them, the undersigned's attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of West Bancorporation, Inc. which the undersigned is entitled to vote as of the record date, February 20, 2009, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said corporation to be held in the Conference Center at the headquarters of the Company, located at 1601 22nd Street, West Des Moines, Iowa, on Thursday, April 16, 2009, at 4:00 p.m., Central Time, and at any and all adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors:

	FOR	VOTE WITHHELD		FOR	VOTE WITHHELD
01 Frank W. Berlin	☐	☐	08 George D. Milligan	☐	☐
02 Thomas A. Carlstrom	☐	☐	09 Robert G. Pulver	☐	☐
03 Joyce A. Chapman	☐	☐	10 Thomas E. Stanberry	☐	☐
04 Orville E. Crowley	☐	☐	11 Jack G. Wahlig	☐	☐
05 Douglas R. Gulling	☐	☐	12 Connie Wimer	☐	☐
06 Kaye R. Lozier	☐	☐	13 Brad L. Winterbottom	☐	☐
07 David R. Milligan	☐	☐			

2. Approve, on a non-binding basis, the 2008 executive compensation disclosed in the Proxy Statement.

☐ Vote **FOR** the approval of executive compensation ☐ Vote **AGAINST** ☐ **ABSTAIN**

3. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for 2009.

☐ Vote **FOR** McGladrey & Pullen, LLP ☐ Vote **AGAINST** ☐ **ABSTAIN**

4. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements thereof.

(Continued and to be signed and dated, on other side)